Exhibit 99.1

  News                                 General Motors
                                       Corporation           GM Communications
                                                             Detroit, Mich., USA
                                                             media.gm.com
            For Release: 1:45 p.m. ET
            June 3, 2008


                      GM Reports 272,363 Deliveries in May
     (Monthly comparison percentages are sales day-adjusted unless noted.)

o Chevrolet Car Retail Sales Led By a 103 Percent Increase in Malibu, 22 Percent Increase in Aveo, and 1 Percent Rise in Cobalt Sales
o  Pontiac Retail Car Sales Driven By a 36 Percent Increase in Vibe Sales
o Buick Enclave, GMC Acadia and Saturn Outlook Power Mid-Utility Crossover Segment with 12,000 Total Vehicles Sold
o Fleet Sales Off 36 Percent Due To Planned Reductions In Daily Rentals and The Impact Of The American Axle Strike

DETROIT - GM dealers in the United States delivered 272,363 vehicles in May. The sales increase in fuel efficient cars and crossover vehicles could not make up for soft truck demand and a decline in fleet deliveries impacted by the American Axle strike. Approximately 15-18,000 sales were lost in May, or will be retimed, due to various work stoppages including the American Axle strike. Compared with a strong May 2007, total sales were down 30 percent (28 percent unadjusted). Truck sales declined 39 percent.

Dealer inventories were at their lowest level since August 2005 with about 772,000 vehicles in stock, down about 219,000 vehicles compared with last May, and down more than 136,000 vehicles compared with December 2007.

"We are very pleased with our performance in many critical car and crossover products as consumer preferences continue to shift toward these vehicles. Our challenge in May was having enough vehicles available to sell. We would have posted even stronger sales of the Chevrolet Malibu, Impala, HHR, and Cobalt, Cadillac CTS, Pontiac Vibe and crossovers Buick Enclave, GMC Acadia and Saturn Outlook if product availability were better," said Mark LaNeve, vice president, GM North America Vehicle Sales, Service and Marketing.

MORE

"Obviously, most trucks segments were weak across the industry - and we were no exception. Today's production adjustment announcement at the annual GM shareholders meeting shows that we are intent on increasing car and crossover production and leveraging our competitive position for the economic recovery while acknowledging the impact of a challenging economic environment on truck sales," LaNeve added.

Chevrolet Malibu total sales were up 34 percent with retail sales up 103 percent, Aveo sales were up 39 percent total and 22 percent retail, and Cobalt sales were up 15 percent total and 1 percent retail and HHR was up 24 percent total and 33 percent retail. Pontiac Vibe total sales were up 65 percent and retail sales were up 36 percent compared with May 2007. Saturn Aura was up 5 percent retail, and the Astra saw increasing sales with nearly 1,100 vehicles sold. In the luxury car segment, the award-winning Cadillac CTS saw total sales increase 11 percent with an impressive retail increase of 18 percent compared with the same month a year ago.

GM's popular crossover Buick Enclave, GMC Acadia and Saturn Outlook together accounted for more than 12,000 vehicle sales in the month. There were 6,600 Acadia, 2,900 Enclave and 2,500 Outlook total sales.

"We see the mix shift as a tremendous opportunity for GM," LaNeve added. "We have a full lineup of vehicles - including five hybrid models -- that provide industry-leading value, great fuel economy and the best warranty coverage of any full-line automaker."

Certified Used Vehicles

May 2008 sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Saturn Certified Pre-Owned Vehicles, Saab Certified Pre-Owned Vehicles, and HUMMER Certified Pre-Owned Vehicles, were 46,574 vehicles, up 1.5 percent from May 2007. Year-to-date sales are 214,686 vehicles, down nearly 6 percent from the same period last year.


MORE

GM Certified Used Vehicles, the industry's top-selling certified brand, posted May sales of 40,393 vehicles, a slight increase over a strong May 2007 sales performance. Cadillac Certified Pre-Owned Vehicles sold 3,707 vehicles, up 20 percent. Saturn Certified Pre-Owned Vehicles sold 1,432 vehicles, down 11 percent. Saab Certified Pre-Owned Vehicles sold 851 vehicles, up 7 percent, and HUMMER Certified Pre-Owned Vehicles sold 191 vehicles, up 127 percent.

"GM Certified Used Vehicles posted its strongest monthly sales performance this year, with sales up for the fifth consecutive month, while Cadillac, Saab and HUMMER Certified Pre-Owned Vehicles also posted solid gains," said LaNeve. "In a challenging economic environment, we're encouraged to see more consumers opting for the quality, value and peace-of-mind assurances that come with the purchase of a certified GM vehicle."


GM North America Reports May 2008 Production; 2008 Second-Quarter Production Forecast Revised to 835,000 Vehicles; Initial Third-Quarter Production Forecast Set at 1.055 Million Vehicles

In May, GM North America produced 248,000 vehicles (118,000 cars and 130,000 trucks). This is down 153,000 vehicles or 38 percent compared with May 2007 when the region produced 401,000 vehicles (139,000 cars and 262,000 trucks). (Production totals include joint venture production of 17,000 vehicles in May 2008 and 18,000 vehicles in May 2007.)

Approximately 100,000 units of production, including between 15-18,000 potential fleet sales, were lost in May due to the American Axle work stoppage. Since the dispute began last February, approximately 330,000 units of production were lost. Approximately 33,000 additional units of production were lost due to other local work stoppages. GMNA has revised its forecast for 2008 second-quarter production to 835,000 vehicles, down 115,000 units from the prior forecast to reflect May production losses caused primarily by the American Axle strike. As of June 3, all GM plants impacted by the strike have returned to production. Additionally, GM North America's initial 2008 third-quarter production forecast is set at 1.055 million vehicles (441,000 cars and 614,000 trucks), up 35,000 vehicles or 3 percent from third-quarter 2007 actuals. GM North America built
1.020 million vehicles (367,000 cars and 653,000 trucks) in the third-quarter of 2007.


MORE

General Motors Corp. (NYSE: GM), the world's largest automaker, has been the annual global industry sales leader for 77 years. Founded in 1908, GM today employs about 266,000 people around the world. With global headquarters in Detroit, GM manufactures its cars and trucks in 35 countries. In 2007, nearly
9.37 million GM cars and trucks were sold globally under the following brands:
Buick, Cadillac, Chevrolet, GMC, GM Daewoo, Holden, HUMMER, Opel, Pontiac, Saab, Saturn, Vauxhall and Wuling. GM's OnStar subsidiary is the industry leader in vehicle safety, security and information services. More information on GM can be found at www.gm.com.


Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, we use words like "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions to identify forward-looking statements, representing our current judgment about possible future events. We believe these judgments are reasonable, but actual results may differ materially due to a variety of important factors. Among other items, such factors might include: the pace of introductions and market acceptance of new products; the effect of competition on our markets and significant changes in the competitive environment; price increases or shortages of fuel; and changes in laws, regulations or tax rates. GM's most recent annual report on Form 10-K and quarterly report on Form 10-Q provide information about these factors, which may be revised or supplemented in future reports to the SEC on Form 10-Q or 8-K.

                                      # # #


 Contact:

 John McDonald
 GM Corporate News
 313-667-3714 (office)
 313-418-2139 (mobile)
 john.m.mcdonald@gm.com

General Motors dealers in the United States reported the following vehicle deliveries:

-------------------------------------------------------------------------------
*S/D Curr:  27                 May                     (Calendar Year-to-Date)
                                                           January - May
-------------------------------------------------------------------------------
                                       %Chg  %Chg per                    %Chg
*S/D Prev:  26         2008      2007  Volume   S/D       2008     2007  Volume
-------------------------------------------------------------------------------
Vehicle Total        272,363   375,682  -27.5  -30.2  1,339,005 1,596,462 -16.1
Car Total            130,115   150,979  -13.8  -17.0    580,283   621,911  -6.7
Light Truck Total    138,777   220,077  -36.9  -39.3    746,623   955,141 -21.8
Light Vehicle Total  268,892   371,056  -27.5  -30.2  1,326,906 1,577,052 -15.9
Truck Total          142,248   224,703  -36.7  -39.0    758,722   974,551 -22.1
-------------------------------------------------------------------------------
GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
                                       %Chg  %Chg per                    %Chg
                       2008      2007  Volume   S/D       2008     2007  Volume
-------------------------------------------------------------------------------
Buick Total           11,033    17,087  -35.4  -37.8     61,532    73,664 -16.5
Cadillac Total        13,348    17,380  -23.2  -26.0     74,372    81,044  -8.2
Chevrolet Total      167,202   220,870  -24.3  -27.1    804,667   955,322 -15.8
GMC Total             30,724    48,336  -36.4  -38.8    166,507   200,745 -17.1
HUMMER Total           1,843     4,636  -60.2  -61.7     14,086    22,015 -36.0
**Other-Isuzu Total        0     1,271  ***.*  ***.*          0     5,353 ***.*
Pontiac Total         27,966    36,325  -23.0  -25.9    124,352   141,742 -12.3
Saab Total             2,148     2,872  -25.2  -28.0     10,196    12,642 -19.3
Saturn Total          18,099    26,905  -32.7  -35.2     83,293   103,935 -19.9
-------------------------------------------------------------------------------
GM Vehicle Total     272,363   375,682  -27.5  -30.2  1,339,005 1,596,462 -16.1
-------------------------------------------------------------------------------
GM Car Deliveries by Marketing Division
-------------------------------------------------------------------------------
                                       %Chg  %Chg per                    %Chg
                       2008      2007  Volume   S/D       2008     2007  Volume
-------------------------------------------------------------------------------
Buick Total            8,006    11,701  -31.6  -34.1     42,291    51,506 -17.9
Cadillac Total         9,452     9,930   -4.8   -8.3     50,069    46,946   6.7
Chevrolet Total       77,096    80,835   -4.6   -8.2    330,048   333,420  -1.0
Pontiac Total         26,340    33,310  -20.9  -23.9    114,593   128,337 -10.7
Saab Total             1,974     2,439  -19.1  -22.1      8,442    10,484 -19.5
Saturn Total           7,247    12,764  -43.2  -45.3     34,840    51,218 -32.0
-------------------------------------------------------------------------------
GM Car Total         130,115   150,979  -13.8  -17.0    580,283   621,911  -6.7
-------------------------------------------------------------------------------
GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
                                       %Chg  %Chg per                    %Chg
                       2008      2007  Volume   S/D       2008     2007  Volume
-------------------------------------------------------------------------------
Buick Total            3,027     5,386  -43.8  -45.9     19,241    22,158 -13.2
Cadillac Total         3,896     7,450  -47.7  -49.6     24,303    34,098 -28.7
Chevrolet Total       89,102   138,680  -35.7  -38.1    469,712   615,383 -23.7
GMC Total             28,257    46,336  -39.0  -41.3    159,315   193,207 -17.5
HUMMER Total           1,843     4,636  -60.2  -61.7     14,086    22,015 -36.0
Pontiac Total          1,626     3,015  -46.1  -48.1      9,759    13,405 -27.2
Saab Total               174       433  -59.8  -61.3      1,754     2,158 -18.7
Saturn Total          10,852    14,141  -23.3  -26.1     48,453    52,717  -8.1
-------------------------------------------------------------------------------
GM Light Truck Total 138,777   220,077  -36.9  -39.3    746,623   955,141 -21.8
-------------------------------------------------------------------------------

* Twenty-seven selling days (S/D) for the May period this year and twenty-six for the last year.

** Prior to Aug '07, includes American Isuzu Motors, Inc., dealer deliveries of commercial vehicles distributed by GM as reported to GM by American Isuzu Motors Inc. Effective Aug '07, GM only includes GMC & Chevrolet dealer deliveries of commercial vehicles distributed by American Isuzu Motors, Inc.

                                      2-1P
                      GM Car Deliveries - (United States)
                                    May 2008

-------------------------------------------------------------------------------
                               May                     (Calendar Year-to-Date)
                                                           January - May
-------------------------------------------------------------------------------
                                       %Chg  %Chg per                    %Chg
                       2008      2007  Volume   S/D      2008      2007  Volume
-------------------------------------------------------------------------------
Selling Days (S/D)      27        26                      27        26
-------------------------------------------------------------------------------

Century                    0         0  ***.*  ***.*          0         5 ***.*
LaCrosse               3,398     4,913  -30.8  -33.4     18,519    19,307  -4.1
LeSabre                    0         0  ***.*  ***.*          0       121 ***.*
Lucerne                4,608     6,788  -32.1  -34.6     23,772    32,047 -25.8
Park Avenue                0         0  ***.*  ***.*          0        26 ***.*
Buick Total            8,006    11,701  -31.6  -34.1     42,291    51,506 -17.9
-------------------------------------------------------------------------------
CTS                    5,261     4,555   15.5   11.2     27,364    19,964  37.1
DTS                    2,439     3,327  -26.7  -29.4     13,973    17,981 -22.3
DeVille                    0         0  ***.*  ***.*          0        71 ***.*
STS                    1,658     1,842  -10.0  -13.3      8,121     8,091   0.4
XLR                       94       206  -54.4  -56.1        611       839 -27.2
Cadillac Total         9,452     9,930   -4.8   -8.3     50,069    46,946   6.7
-------------------------------------------------------------------------------
Aveo                   7,842     5,436   44.3   38.9     25,971    25,380   2.3
Cavalier                   0         0  ***.*  ***.*          0        57 ***.*
Classic                    0         0  ***.*  ***.*          0        17 ***.*
Cobalt                26,702    22,409   19.2   14.7     93,362    79,257  17.8
Corvette               2,904     3,300  -12.0  -15.3     12,872    14,703 -12.5
Impala                23,803    35,665  -33.3  -35.7    122,281   144,541 -15.4
Malibu                15,792    11,357   39.1   33.9     74,925    59,627  25.7
Monte Carlo               53     2,660  -98.0  -98.1        634     9,615 -93.4
SSR                        0         8  ***.*  ***.*          3       223 -98.7
Chevrolet Total       77,096    80,835   -4.6   -8.2    330,048   333,420  -1.0
-------------------------------------------------------------------------------
Bonneville                 0         0  ***.*  ***.*          0       130 ***.*
G5                     2,516     3,111  -19.1  -22.1      9,925    10,541  -5.8
G6                    13,919    12,283   13.3    9.1     71,062    59,063  20.3
G8                     1,831         0  ***.*  ***.*      4,734         0 ***.*
GTO                        0       494  ***.*  ***.*         19     3,081 -99.4
Grand Am                   0         0  ***.*  ***.*          0        99 ***.*
Grand Prix             1,298    12,230  -89.4  -89.8      6,135    34,635 -82.3
Solstice               1,249     1,971  -36.6  -39.0      5,193     7,196 -27.8
Sunfire                    0         0  ***.*  ***.*          0        39 ***.*
Vibe                   5,527     3,221   71.6   65.2     17,525    13,553  29.3
Pontiac Total         26,340    33,310  -20.9  -23.9    114,593   128,337 -10.7
-------------------------------------------------------------------------------
9-2X                       0         2  ***.*  ***.*          1        92 -98.9
9-3                    1,720     2,120  -18.9  -21.9      7,189     8,733 -17.7
9-5                      254       317  -19.9  -22.8      1,252     1,659 -24.5
 Saab Total            1,974     2,439  -19.1  -22.1      8,442    10,484 -19.5
-------------------------------------------------------------------------------
Astra                  1,091         0  ***.*  ***.*      3,477         0 ***.*
Aura                   5,080     4,784    6.2    2.3     27,041    22,535  20.0
ION                        6     6,822  ***.*  ***.*        269    23,568 -98.9
Saturn L Series            0         0  ***.*  ***.*          0         2 ***.*
Sky                    1,070     1,158   -7.6  -11.0      4,053     5,113 -20.7
Saturn Total           7,247    12,764  -43.2  -45.3     34,840    51,218 -32.0
-------------------------------------------------------------------------------
GM Car Total         130,115   150,979  -13.8  -17.0    580,283   621,911  -6.7
-------------------------------------------------------------------------------

                                      3-1P
                     GM Truck Deliveries - (United States)
                                    May 2008

-------------------------------------------------------------------------------
                               May                     (Calendar Year-to-Date)
                                                           January - May
-------------------------------------------------------------------------------
                                       %Chg  %Chg per                    %Chg
                       2008      2007  Volume   S/D      2008      2007  Volume
-------------------------------------------------------------------------------
Selling Days (S/D)      27        26                      27        26
-------------------------------------------------------------------------------
Enclave                2,939     1,853   58.6   52.7     18,771     1,905 885.4
Rainier                    8       787  -99.0  -99.0         96     3,346 -97.1
Rendezvous                 3     1,705  -99.8  -99.8         12    13,384 ***.*
Terraza                   77     1,041  -92.6  -92.9        362     3,523 -89.7
    Buick Total        3,027     5,386  -43.8  -45.9     19,241    22,158 -13.2
-------------------------------------------------------------------------------
Escalade               1,510     3,035  -50.2  -52.1     10,112    14,325 -29.4
Escalade ESV             735     1,483  -50.4  -52.3      4,756     6,591 -27.8
Escalade EXT             336       707  -52.5  -54.2      2,002     3,420 -41.5
SRX                    1,315     2,225  -40.9  -43.1      7,433     9,762 -23.9
    Cadillac Total     3,896     7,450  -47.7  -49.6     24,303    34,098 -28.7
-------------------------------------------------------------------------------
Astro                      0         0  ***.*  ***.*          0        25 ***.*
Chevy C/T Series          36        22   63.6   57.6        105       117 -10.3
Chevy W Series           165       247  -33.2  -35.7        843     1,185 -28.9
Colorado               5,574     7,408  -24.8  -27.5     26,509    34,265 -22.6
Equinox                5,850     6,594  -11.3  -14.6     34,690    36,603  -5.2
Express Cutaway/G Cut    891     1,811  -50.8  -52.6      5,622     7,243 -22.4
Express Panel/G Van    3,595     7,352  -51.1  -52.9     23,016    29,899 -23.0
Express/G Sportvan       879     1,429  -38.5  -40.8      5,024     7,375 -31.9
HHR                   10,909     8,498   28.4   23.6     39,692    37,354   6.3
Kodiak 4/5 Series        641       782  -18.0  -21.1      3,292     4,103 -19.8
Kodiak 6/7/8 Series      162       304  -46.7  -48.7        667     1,114 -40.1
S/T Blazer                 0         0  ***.*  ***.*          0         7 ***.*
Suburban (Chevy)       4,056     7,044  -42.4  -44.6     22,372    33,001 -32.2
Tahoe                  7,919    13,140  -39.7  -42.0     41,767    59,550 -29.9
TrailBlazer            3,409    12,077  -71.8  -72.8     30,117    54,285 -44.5
Uplander               6,422     5,111   25.7   21.0     28,221    25,570  10.4
Venture                    0         0  ***.*  ***.*          0        25 ***.*
................................................................................
Avalanche              2,578     4,426  -41.8  -43.9     15,652    24,240 -35.4
Silverado-C/K Pickup  37,020    63,790  -42.0  -44.1    197,030   265,941 -25.9
Chevrolet Fullsize
  Pickups             39,598    68,216  -42.0  -44.1    212,682   290,181 -26.7
................................................................................
    Chevrolet Total   90,106   140,035  -35.7  -59.4    474,619   621,902 -23.7
-------------------------------------------------------------------------------
Acadia                 6,566     9,073  -27.6  -30.3     34,072    28,264  20.5
Canyon                 1,583     1,990  -20.5  -23.4      6,923     9,266 -25.3
Envoy                  1,299     4,008  -67.6  -68.8     10,947    18,197 -39.8
GMC C/T Series            56       151  -62.9  -64.3        220       480 -54.2
GMC W Series             254       349  -27.2  -29.9      1,230     1,856 -33.7
Safari (GMC)               0         0  ***.*  ***.*          0        13 ***.*
Savana Panel/G Classic   659     1,257  -47.6  -49.5      4,084     5,880 -30.5
Savana Special/G Cut     216       765  -71.8  -72.8      5,399     4,718  14.4
Savana/Rally              86       215  -60.0  -61.5        582       789 -26.2
Sierra                13,362    19,467  -31.4  -33.9     70,765    84,106 -15.9
Topkick 4/5 Series     1,672     1,068   56.6   50.8      3,923     3,289  19.3
Topkick 6/7/8 Series     485       432   12.3    8.1      1,819     1,913  -4.9
Yukon                  2,792     5,612  -50.2  -52.1     16,041    24,888 -35.5
Yukon XL               1,694     3,949  -57.1  -58.7     10,502    17,086 -38.5
    GMC Total         30,724    48,336  -36.4  -38.8    166,507   200,745 -17.1
-------------------------------------------------------------------------------
HUMMER H1                  1         7  -85.7  -86.2         12        77 -84.4
HUMMER H2                375       909  -58.7  -60.3      3,336     4,954 -32.7
HUMMER H3              1,467     3,720  -60.6  -62.0     10,738    16,984 -36.8
    HUMMER Total       1,843     4,636  -60.2  -61.7     14,086    22,015 -36.0
-------------------------------------------------------------------------------
Other-Isuzu F Series       0       143  ***.*  ***.*          0       761 ***.*
Other-Isuzu H Series       0         3  ***.*  ***.*          0        55 ***.*
Other-Isuzu N Series       0     1,125  ***.*  ***.*          0     4,537 ***.*
    Other-Isuzu Total      0     1,271  ***.*  ***.*          0     5,353 ***.*
-------------------------------------------------------------------------------
Aztek                      0         0  ***.*  ***.*          0        25 ***.*
Montana                    0         0  ***.*  ***.*          0        26 ***.*
Montana SV6                5       130  -96.2  -96.3         32       873 -96.3
Torrent                1,621     2,885  -43.8  -45.9      9,727    12,481 -22.1
    Pontiac Total      1,626     3,015  -46.1  -48.1      9,759    13,405 -27.2
-------------------------------------------------------------------------------
9-7X                     174       433  -59.8  -61.3      1,754     2,158 -18.7
    Saab Total           174       433  -59.8  -61.3      1,754     2,158 -18.7
-------------------------------------------------------------------------------
Outlook                2,506     4,048  -38.1  -40.4     11,435    12,694  -9.9
Relay                     16       235  -93.2  -93.4        134       909 -85.3
VUE                    8,330     9,858  -15.5  -18.6     36,884    39,114  -5.7
    Saturn Total      10,852    14,141  -23.3  -26.1     48,453    52,717  -8.1
-------------------------------------------------------------------------------
    GM Truck Total   142,248   224,703  -36.7  -39.0    758,722   974,551 -22.1
-------------------------------------------------------------------------------

                        GM Production Schedule - 6/03/08


                                                                           Memo: Joint Venture
                        GMNA                                             --------------------------
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----

2008 Q2 # *     381     454     835    509      277     624      2,245    20    36      322
O/(U) prior
forecast:@       (7)   (108)   (115)     0      (11)      8       (118)    0    (1)      12
                ---  ------  ------  ----   -------   -----  ---------

2008 Q3 #       441     614   1,055    397      310     600      2,362    20    34      304
O/(U) prior
forecast          0       0       0      0        0       0          0     0     0        0
====================================================================================================
                        GMNA
                -------------------                            Total       GMNA 1   International 5
Units 000s      Car  Truck   Total   GME    GMLAAM    GMAP   Worldwide   Car  Truck
                ---  ------  ------  ----   -------   -----  ---------   ---- -----
   2002
1st Qtr.        600     753   1,353    456      131      65      2,005    11    11       NA
2nd Qtr.        688     865   1,553    453      141      74      2,221    15    17       NA
3rd Qtr.        568     740   1,308    408      132      87      1,935    19    20       NA
4th Qtr.        602     824   1,426    453      157      81      2,117    14    25       NA
              -----   -----   -----  -----      ---     ---      -----    --    --
    CY        2,458   3,182   5,640  1,770      561     307      8,278    59    73       NA

   2003
1st Qtr.        591     860   1,451    491      127      77      2,146    19    24       NA
2nd Qtr.        543     837   1,380    488      128      90      2,086    19    24       NA
3rd Qtr.        492     753   1,245    393      135     120      1,893    20    17       NA
4th Qtr.        558     827   1,385    446      157     133      2,121    16    20       NA
              -----   -----   -----  -----      ---     ---      -----    --    --
    CY        2,184   3,277   5,461  1,818      547     420      8,246    74    85       NA

   2004
1st Qtr.        525     820   1,345    473      159     296      2,273    19    19      247
2nd Qtr.        543     846   1,389    503      172     337      2,401    18    48      284
3rd Qtr.        463     746   1,209    411      185     314      2,119    16    43      261
4th Qtr.        466     811   1,277    442      200     386      2,305    17    47      324
              -----   -----   -----  -----      ---   -----      -----    --   ---    -----
    CY        1,997   3,223   5,220  1,829      716   1,333      9,098    70   158    1,116

   2005
1st Qtr.        470     712   1,182    502      185     335      2,204    16    51      286
2nd Qtr.        458     789   1,247    501      195     398      2,341    17    49      337
3rd Qtr.        423     723   1,146    412      207     409      2,174    15    50      199
4th Qtr.        483     798   1,281    443      188     420      2,332    14    68      197
              -----   -----   -----  -----      ---   -----      -----    --   ---    -----
    CY        1,834   3,022   4,856  1,858      775   1,562      9,051    62   218    1,019

   2006
1st Qtr.        496     759   1,255    494      194     472      2,415    18    50      246
2nd Qtr.        462     775   1,237    495      206     482      2,420    17    58      258
3rd Qtr.        417     633   1,050    374      215     433      2,072    12    48      202
4th Qtr.        446     661   1,107    443      215     509      2,274    11    43      260
              -----   -----   -----  -----      ---   -----      -----    --   ---      ---
    CY        1,821   2,828   4,649  1,806      830   1,896      9,181    58   199      966

   2007
1st Qtr.        399     664   1,063    511      222     544      2,340    15    35      287
2nd Qtr.        402     740   1,142    464      233     571      2,410    12    42      264
3rd Qtr.        367     653   1,020    396      251     489      2,156    11    39      252
4th Qtr.        358     684   1,042    457      253     627      2,380    11    45      323
              -----   -----   -----  -----      ---   -----      -----    --   ---    -----
    CY        1,526   2,741   4,267  1,828      960   2,231      9,286    49   161    1,126

   2008
1st Qtr.        360     525     885    493      243     612      2,233    12    42      336
2nd Qtr. # *    381     454     835    509      277     624      2,245    20    36      322
3rd Qtr. #      441     614   1,055    397      310     600      2,362    20    34      304
              ========================================================

* Variance reported only if current production estimate by region differs from prior production estimate by 5K units or more
# Denotes estimate
All Numbers may vary due to rounding

(1) GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
(2) GME includes GM-AvtoVAZ joint venture production beginning in Q1 2004
(3) GMLAAM includes GM Egypt joint venture from 2001 through current calendar year
(4) GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004.
(5) International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT. Starting in Q3 2005 International joint venture production does not include GMDAT.

This report is governed by the Forward Looking Statements language found in the Terms and Conditions on the GM Institutional Investor website.